Exhibit 1

11.90 11.90 0.0 4.28 3.79 3.79 4.28 Westpac_Lockup_PPT_03.pngAustralian Financial Services Update Delivering on opportunities 14 MARCH 2014 Westpac Banking Corporation ABN 33 007 457 141 All metrics in this presentation relate to Australian Financial Services division of Westpac Banking Corporation unless otherwise stated

11.90 11.90 0.0 4.28 3.79 3.79 4.28 AFS delivering on opportunities BRIAN HARTZER CHIEF EXECUTIVE OFFICER AUSTRALIAN FINANCIAL SERVICES

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 AFS1 - Delivering on our plans .AFS is delivering strong results .Performance is underpinned by a clear strategy and strong management team .AFS continues to generate value greater than the sum of its parts .Momentum is increasing as the division tilts towards growth .Wealth continues to be a positive differentiator .Simplification agenda continues to drive efficiency gains .Digital is improving the customer experience, with much more to come 3 1 AFS is Australian Financial Services.

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 51 32 32 17 WRBB SGB BTFG AFS snapshot 1 APRA Banking Statistics, December 2013. 2 Plan for Life, December 2013, All Master Funds Admin. Customers (banking) 9.4m Total lending $424bn Total deposits $259bn Australian household deposit market share1 23% Australian wealth platform market share2 20% Westpac Retail & Business Banking St.George Banking Group BT Financial Group http://intranet.btfin.com/PublishingImages/BrandLogos/logoSecuritor180top.jpghttp://intranet.btfin.com/Icon%20Library/LandingPage/landingAdvance.gifAsgard_LOGO.jpgAFS overview Licensee Select_236x26.jpglogoAscalon180.jpg.AFS created in November 2011 .Includes Westpac Group’s Australian retail, business banking, and wealth businesses .63% of Westpac Group’s FY13 Cash earnings 4 FY13 key metrics FY13

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Strong benefits of ‘one team’ with significant banking experience 5 018_Slade.jpgJohn Harries03a.jpgGary Thursby CFO Westpac Retail and Business Banking.jpgBattle of bands13 5.jpg is years in financial services Brian Hartzer Chief Executive AFS Jason Yetton Group Executive Westpac RBB George Frazis Group Executive St.George Brad Cooper Chief Executive Officer BTFG 26 22 20 31 David Lindberg Chief Product Officer John Harries GM Strategic Marketing Rachel Slade GM Transformation & Delivery Ross Miller GM Human Resources Dirk McLeish Chief Risk Officer Ainslie van Onselen Chief of Staff Gary Thursby Chief Financial Officer 16 32 23 19 16 14 3 #

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 AFS has delivered across all dimensions 6 AFS Cash earnings ($m) 3,812 3,998 4,478 FY11 FY12 FY13 .Consistent earnings growth and improvement in financial metrics1 –ROTE up over 180bps –Expense to income ratio down 138bps –Customer deposit to loan ratio up over 3 percentage points –Asset quality improved further .Continued improvement in non-financial metrics1 –Employee engagement up 200bps to 88% –MyBank2 customers up 4.3% 45.9 45.9 44.5 FY11 FY12 FY13 Expense to income ratio (%) 1 FY13 versus FY12 results. 2 MyBank customer is one where we have their quality transaction account (ie: they are active; have salary credit; and/or have multiple regular deposits) and they do multiple transactions per month; and we meet at least 2 out of 5 of their following needs: (a) long term borrowing; (b) short term borrowing; (c) savings and investment; (d) protection; and (e) wealth. 12% (138) bps

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 AFS is making the whole greater than the sum of its parts 7 Note: We estimate the creation of AFS has added around 70bps to the division’s ROTE1 .Common approach to solving service quality issues: complaints down 15% YoY .Consistent high performance management approach: 1Q14 ‘Sprint to Summer’ campaign exceeding targets .Delivering on ‘lean’ and customer-centred design .Consistent approach to customer data yielding strong early results Drive high performance .Co-ordinated strategy across brands and products .Portfolio-driven strategies to drive stronger margin performance .Single view of customer profitability, enhancing cross-sell and pricing discipline .Centralised distribution planning and delivery .Continuing to increase cross sell between banking and wealth .Expanding cross sell between AFS and WIB: 64% of WRBB commercial customers already have a WIB product .Delivering economies of skill and scale Optimising the portfolio Capture synergies 1 ROTE is return on tangible equity.

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Mortgage momentum steadily improving Applications (number - daily average) Approvals ($bn) Drawdowns ($bn) 1Q13 2Q13 3Q13 4Q13 1Q14 1Q13 2Q13 3Q13 4Q13 1Q14 1Q13 2Q13 3Q13 4Q13 1Q14 Up 19% Up 29% Up 30% 8

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Consumer finance delivering strong growth AFS market share in personal loans2 (%) 26.6% 27.0% Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 22.0% 22.2% Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 AFS market share in credit cards1 (%) 1 APRA monthly banking statistics, December 2013. 2 Rfi data, December 2013. Recent turnaround in credit card market share: growing at 1.2x system (1Q14) Market share improving: growing at 1.5x system (1Q14) .New team and operating model .Growing above system 9 Credit card application momentum (#) Up 62%

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Capitalising on the business banking opportunity 10 .Underlying portfolio growth stronger, with 1Q14 new lending up 6% on 1Q13 –Distribution initiatives across brands gaining traction –Significant rise in customer interactions .Net portfolio growth remains modest with –Ongoing preference to hold less debt –Further run-down in stressed assets .AFS/WIB partnership contributing strongly ($580m in revenue FY13) 4.11 3.13 4.57 4.98 4.37 1Q13 2Q13 3Q13 4Q13 1Q14 AFS business new lending1 ($bn) WRBB SGB Westpac Local Business Connect Industry specialisation Industry specialisation “Think” series – Transactional/Trade Lloyds integration Best Banker “Great customer conversations” AFS co-ordinated and brand specific strategies Up 6% 1 Excludes assets acquired from Lloyds.

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 .$8.0bn lending to Westpac Group of which $6.3bn of lending transferred to St.George .Lifts Group’s Australian market share –0.6 percentage points in business1 –2.3 percentage points in personal1 .Increases St.George’s –Equipment portfolio by 123% –Auto finance portfolio by 53% .Integration milestones for ‘first 100 days’ all on track Lloyds acquisition has added additional growth and capability 11 1 RBA Financial Aggregates, December 2013. Equipment finance .$2.1bn SME lending .Over 70,000 customers .Low risk vehicle and machinery assets, with new operating lease capability Motor vehicle finance .$3.5bn personal car finance .$0.7bn dealer finance .343 motor dealer franchises .160,000 consumer customers Summary of assets acquired by St.George

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Wealth is part of our DNA Wealth penetration1 (%) Products per customer2 (#) 21.6 14.1 19.3 14.6 16.1 Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 WRBB SGB Peer 1 Peer 2 Peer 3 3.05 2.46 2.85 3.04 2.65 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 WRBB SGB Peer 1 Peer 2 Peer 3 1 Wealth penetration metrics defined on page 53. 2 Products per customer metrics defined on page 53. Peer 2 excludes BankWest. 314 348 396 415 2.3 2.9 3.7 4.0 2H12 1H13 2H13 1Q14 Customers ('000) FUM ($bn) BT Super for Life (retail) customers and FUM 12 100 91 107 117 133 1Q13 2Q13 3Q13 4Q13 1Q14 Home and Contents policy sales (indexed 1Q13 = 100 ) Up 33%

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Simplification driving structural productivity 13 1 Proportion of total revenue generating FTE to total FTE in contact centres. Stream Sample metrics 1H13 FY13 Simplify and digitally enable distribution Simplify branch distribution Number of branches reformatted 31 98 Branch sales FTE/branch FTE 45% 47% Digitally enable distribution % AFS active digital customers 39% 41% % AFS active mobile customers (subset of digital) 15% 20% Simplify customer contact centres Proportion of revenue generating FTE1 22% 28% Simplify products Number of ‘for sale’ products removed 11 31 Simplify processes Customer wait time saved 17% AFS complaint reduction 15% Simplify IT Number of IT applications closed 8 20

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Asset quality continues to improve 14 0.0 0.5 1.0 1.5 2.0 2.5 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Dec-13 Impaired 90+ days past due well secured Watchlist & substandard 1.46 AFS stressed exposures to TCE1 (%) .Portfolio credit quality continues to improve .Stressed exposures as % of TCE at 146bps (down 15bps in 1Q14) .Impaired assets 33bps of TCE (down 6bps in 1Q14) .Consumer portfolio remains sound 1 TCE is total committed exposures.

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Our goal is to materially improve the customer experience 15 New online/mobile platform Upgraded teller/call centre infrastructure Improving customer experience MyBank proposition Branch reconfiguration Bank Now & FreshStart New wealth platform Panorama Insurance integration Private wealth offering Business Connect Next best offers Digitisation Simplification New merchant offering Home owns campaign WIB/AFS partnership

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Remaining optimistic about the outlook 16 .Significant lift in customer activity and strong demand for housing loans .AFS delivering on our plans -Strong and disciplined financial performance -Good momentum as the business tilts to growth -Simplification increasing efficiency and creating growth opportunities .Well positioned to lead next wave of customer experience improvements through digitisation

11.90 11.90 0.0 4.28 3.79 3.79 4.28 Momentum in home ownership JASON YETTON GROUP EXECUTIVE WESTPAC RBB

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Successfully tilting to growth in mortgages 18 .Strongly positioned in mortgages, particularly in key markets .Focused on improving all points of the mortgage pipeline .Managing portfolio of brands to deliver optimal outcome .AFS mortgage growth approaching system without compromising risk .Home lending revenue an increasing proportion of AFS total revenue

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Housing environment the strongest it has been since 2009 19 .Australian housing credit growth picking up, although speed of rebound is slower than in previous cycles .Value of market housing approvals up 22% to Jan14, led by strengthening investor and upgrader demand .Some drag to growth as many consumers continue to have a preference to pay down debt .Activity has been considerably stronger in NSW, Vic and WA 100 110 120 130 140 150 100 110 120 130 140 150 0 2 4 6 8 10 12 14 16 18 20 22 24 current 2008-09 2001-02 1996-97 1990-93 1987-88 1983-84 *index based to 100 in month prior to first rate cut months Housing credit: rate cut cycles compared2 (index) 1 Sources: ABS, Westpac Economics. 2 Sources: RBA, Westpac Economics. 0 2 4 6 8 10 12 0 2 4 6 8 10 12 Dec-91 Dec-96 Dec-01 Dec-06 Dec-11 'upgraders', ex-refinancing investor finance first home buyers Housing approvals: value of housing finance1 ($bn/mth)

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 .AFS has a national market share of 23% in mortgages .Franchise strength in growth segments –27% in NSW –24% in Vic –43% of lending to investors 0 50 100 150 200 250 300 350 400 450 500 NSW/ACT Vic Qld WA SA/NT/Tas Westpac Group housing credit ($bn) System housing credit by state ($bn) #% represent Westpac Group market share within each state 19% Mortgage franchise is strongly positioned in key markets 20 Home lending share of market by state1 Dec 2013 1 Source: Westpac internally modelled numbers utilising ABS/RBA data as at December 2013. 27% 24% 18% 26% 48 43 9 Owner occupied Investor Portfolio/line of credit Home loan portfolio mix 2H13 balance (%)

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Focus on key business drivers and sustainable growth 21 1 70% reduction as at February 2014 versus June 2013. 2 UBS mortgage report November 2013 highlighted industry run-off rates at 18%. .WRBB home loan consideration improved from 4th (July 2013) to equal 2nd (December 2013) .1Q14 AFS daily applications up 19% on 1Q13 and activity well above pre- campaign volumes Higher brand consideration .Increasing capacity of front line roles through recruitment of 80 additional Home Finance Managers since 2Q13 .Focus on productivity and sales management disciplines Sales force capacity lifted .Reduced ‘Time to Yes’ for WRBB Top-Up facilities by 70%1 .Improved settlements experience though process improvements .Reduced home loan complaints by 19% in FY13, while increasing volumes Customer experience improved .Average credit scores slightly improved .Average LVR little changed with no bias to high LVR lending Risk appetite unchanged .Lower than industry run off rates2 at 13% for WRBB and 16% for SGB .Expect the trend of deleveraging to continue Lower than industry run off

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Delivering a steady improvement in growth 22 Total quarterly movement in home lending ($bn)1 1 RBA Financial Aggregates January 2014. 0 1 2 3 4 5 2Q13 3Q13 4Q13 1Q14 AFS Peer average Narrowed gap to peers 7.8 6.8 8.5 8.4 9.7 5.9 4.9 6.2 6.5 8.1 1Q13 2Q13 3Q13 4Q13 1Q14 3rd party Proprietary New mortgage lending ($bn) .AFS quarterly movement in home lending has narrowed gap to peers .AFS 0.9x mortgage system1 in Jan14 .Growth through all channels –Proprietary new lending up 24% on 1Q13 –3rd party new lending up 37% on 1Q13 0.7x 0.8x 0.9x 4Q13 1Q14 Jan-14 Growth in Proprietary and 3rd party new lending ($bn) AFS home lending financial system multiple1 (times) Momentum improved since Spring ‘Home Owns” campaign

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 Mortgage consumer behaviour remains cautious 23 .Mortgage offset balances increasing –$19.9bn, up 28% on 1Q13 –Represent 6.0% of mortgage balance (up from 4.9% 1Q13) .Mortgage volumes up 4.4% on 1Q13 –Run-off continues to grow, partially offsetting new lending 319.1 321.5 325.7 328.2 333.0 11.7 14.7 14.9 17.8 (9.3) (10.5) (12.4) (13.0) 1Q13 New lending Run- off 2Q13 New lending Run- off 3Q13 New lending Run- off 4Q13 New lending Run- off 1Q14 Up 4.4% Mortgage volumes ($bn) Mortgage offset account balance ($bn) 15.5 16.3 16.8 18.4 19.9 1Q13 2Q13 3Q13 4Q13 1Q14 Up 28%

AFS market update | March 2014 Westpac_Lockup_PPT_03.png11.90 11.90 0.0 4.28 3.79 3.79 4.28 .1Q14 home lending revenue a growing percentage of total AFS banking revenue .Improving mortgage growth while achieving –Little change in credit quality scores –Lower 90+ day delinquencies of 48bps (down 4bps on 1Q13) 70 80 90 100 110 120 130 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Mortgage revenue growth uplift, with strong risk disciplines 24 Home lending revenue as a percentage of AFS total banking revenue AFS mortgages average credit score (indexed 3Q12 = 100) Higher application score equals lower risk 1H12 2H12 1H13 2H13

Growing in Business Banking GEORGE FRAZIS GROUP EXECUTIVE ST.GEORGE BANKING GROUP

AFS market update | March 2014 Substantial position with over one million business customers and 19% market share1 in business lending, with $76bn of loans .Business banking environment is improving although caution remains .AFS remains focussed on the fundamentals of a successful business bank, managing in a co-ordinated way –WRBB Local continues to deliver –Good progress on capturing the SME opportunity, particularly in SGB –WIB/AFS partnership is generating significant revenues ($580m) and creating additional opportunities –Managing business effectively through the cycle, with strong asset quality 26 . 1 Source RBA Financial Aggregates, December 2013. Co-ordinated business banking strategy

AFS market update | March 2014 1 RBA, Westpac Economics. 2 Westpac Melbourne Institute, NAB, Westpac Economics. .Economy in transition as mining investment tapers .Macro indicators showing improved business conditions and increased willingness to act .This is reflected in activity of our business bankers and in applications .Many customers still have a propensity to reduce debt .Trends by segment –Commercial: property the dominant source of growth although continued run-off also being experienced –SME: strong asset growth across brands, predominantly coming from capital cities -10 -5 0 5 10 15 20 25 -10 -5 0 5 10 15 20 25 Dec-03 Dec-05 Dec-07 Dec-09 Dec-11 Dec-13 Dec-15 total housing business Forecasts to end 2015 Australian private sector credit growth1 (% ann) -40 -30 -20 -10 0 10 20 30 60 70 80 90 100 110 120 130 Feb-02 Feb-04 Feb-06 Feb-08 Feb-10 Feb-12 Feb-14 Consumer (lhs) Business * (rhs) * Rebased to avg 0 Business confidence & consumer confidence2 (net balance) 27 Business environment improving although caution remains

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 .Business customers1 1.03m, up 51K (5.2%) on 1Q13 .Business lending $76.0bn, little changed –6.2% increase in new lending since 1Q13 –Run-off increased, particularly property .Asset quality continues to improve with stressed assets lower 28 Business banking customers1 (‘000) 1 Business banking customers includes the growth from existing retail customers who now have a business banking product. 978 985 993 1,007 1,029 1Q13 2Q13 3Q13 4Q13 1Q14 9.5 9.0 8.5 8.0 7.8 7.2 6.3 5.5 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1Q14 76.5 75.7 76.9 76.7 76.0 3.1 4.6 5.0 4.4 (4.0) (3.3) (5.1) (5.1) 1Q13 New lending Run-off 2Q13 New lending Run-off 3Q13 New lending Run-off 4Q13 New lending Run-off 1Q14 Down 0.6% Up 5.2% Business lending ($bn) Business stressed assets to TCE (%) New lending higher, offset by ongoing run-off

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 .Over 10,000 hours of credit training provided across brands since 1Q13 .New sales programs launched across both brands –“Best Banker” & “Think” Series in WRBB –“Great customer conversations” in SGB Focused on fundamentals of a successful business bank 29 .Introduced 76 24/7 lobbies .Continued innovation in SGB via “FreshStart” .Continued innovation in WRBB via “Bank Now” .Launched “night-time economy” campaign .1,500 new SGB business customers per month Have a strong retail bank Banker capability .Continued investment in industry specialisation .Connecting with more of our customers via “Business Connect” .WIB/AFS partnership delivering results – 64% of WRBB commercial customers have a WIB product Growing through deeper customer relationships .Piloting new credit decision tool in WRBB, then SGB .Enhanced platform for new merchant customers .Rolled out the digital BizPack for SGB; enables opening of 5 essential business products in 15 minutes Speed and simplicity the-night-time-economy

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 .Model of local business bankers with close community ties is delivering –Over 300 local bankers, largest network of branch based specialists –Over 500 commercial relationship managers –Over 680 branches –70 business banking centres .Appointed General Manager, Small Business Banking .Investing in professional qualifications for Local Bankers via “Best Banker” program .‘Connect Now’ being rolled out in regional Victoria, providing greater access to specialists for WRBB customers 30 WRBB business banking customers (#’000) 704 707 711 721 737 1Q13 2Q13 3Q13 4Q13 1Q14 WRBB business lending ($bn) 45.8 45.6 46.7 46.6 46.9 1Q13 2Q13 3Q13 4Q13 1Q14 Up 5% WRBB local business model delivering Up 2%

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 .Business Connect roll-out continues –Installed in 90 SGB branches,150 by end FY14 –35 new business bankers recruited in 1Q14, out of a total 50 planned –SME customers up 19K (7%) on 1Q13 –~1,000 video meetings conducted with appointments rising –~90% of branch organised2 video conference referrals have resulted in a lift in customers with 4+ products .Launched new initiatives including –SGB Small Business Hub –Digital BizPack (5 essential products,15 minute sign up) Enhancing SME capability in SGB via Business Connect 31 New SME loans ($m) 1 Business Connect launched in 2Q13. 2 Qualified referral from branch network to video specialists. 113 112 167 207 208 1Q13 2Q13 3Q13 4Q13 1Q14 85 89 90 20 23 25 30 0% 500% 1000% 1500% 2000% 2500% 3000% 3500% 50 55 60 65 70 75 80 85 90 95 100 105 110 2Q13 3Q13 4Q13 1Q14 Conversion rates to customers with 4+ products (%) Average weekly video conference appointments (#) Business Connect progress1 Up 83%

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 32 Referral BRANCH BUSINESS CONNECT .Experienced Business Banker engages with SME via video .Application for personal and business finance completed .Introduction to wealth specialist provided .Relationship maintained with branch .Relationship begins in-branch .Simplified sign up .Health check provided .Referral to Business Connect in real time .Seamless experience for the customer Partnership Both the business and personal needs of the customer fulfilled in one technology enabled interaction Case study: SME business _Tag-[RGB].png

Simplifying our business RACHEL SLADE GENERAL MANAGER AFS TRANSFORMATION AND DELIVERY

AFS market update | March 2014 Six simplification streams 34 Customer contact centre Contact centres Product Complex product portfolio Process Standalone processes IT Digital Simple transaction channel Digital relationship channel Interaction hubs Easy to sell, easy to buy product set Common automated processes across brands Brand specific legacy infrastructure Uniform technology architecture Transactional branches Sales and advice centres Branch distribution Time

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Continued momentum in simplification: 12 months on 35 1 Results achieved since the formation of the AFS customer contact centre in January 2012. 2 4Q13 results versus 4Q12. 3 Accounts opened from when BT Super for life ‘1-click’ launched up to January 2014. 4 Products for sale removed as at end of February 2014 versus 1Q13. 5 Westpac insights. .Productivity improved 20% .Sales per FTE up 34% .Employee advocacy up 8% .NPS improved 3.1 percentage points Customer contact centres1 .74% growth2 .80,000 accounts opened by ‘1-click’3 .25% increase in new to bank customers for BT Super for Life2 BT Super for Life “1-click” .Target product set defined .Removed 40 products for sale4 .Black card, fastest growing credit card in Australia5 Product simplification

AFS market update | March 2014 24% Branch size3 (WRBB) 19% New revenue1,2 (WRBB) 40% Sales FTE / total1 (WRBB) 17% Sales uplift1 (SGB) 15% Wealth sales1 (SGB) >400% ATM deposits1 (AFS) 34 now 75 end 2014 44 now 150 end 2014 1 Data reflects position 31 Jan 14 YTD versus three months prior to conversion to Bank Now/FreshStart. 2 Average new revenue (does not include back book revenue). 3 Size of Bank Now branches compared to original branch.

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 PictureTransforming the network 37 1 As at March 2014. 4% 100% 16% 70% 14% 94% 96% 90% 6% 5% 5% .Smaller branches .Flexible layout .Staffed from ‘front to back’ .24/7 self-serve supporting night-time economy .Over 600 Smart ATMs1 .Standard, modular design elements across brands .Digitally enabled (iPads, video conference, digital marketing) PicturePicture

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Simplifying Business Banking1 38 1 Data provided for simplifying business banking reflects position March 2014 versus when pilot was introduced in April 2013. More than doubled customer facing time 2.7x more products per customer than traditional SME customers Reduced forms by 80% Effort required by customers down 50% 90 branches enabled 150 by year end 1,000 appointments 300 settlements StG Business Connect

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Digital driving sales and service 39 1 As at 1Q14. 2 Does not include sales through Contact Centre or brokers. 3 Current number March 2014. 4 Average since BT LiveChat launched in September 2013.  2 (3).PNG.10% of deposit accounts opened via digital1 Everyday banking .SGB credit card sales1,2 –47% digital –45% branch Consumer lending .23% of customer maintenance updates now digital3 Account maintenance .3,500 conversations per month4 LiveChat

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Focus on service quality 40 1 Jan14 YTD versus Jan13 YTD. 2 Data since 1Q13. 3 1Q14 versus 2Q13. 4 Customers who are online and able to receive e-statements. Less paper 10 acres of paper saved2 3.7m e-statement accounts3 35% of customers4 using e-statements 10 less reports = 4.8m pages FY14 target $15m reduction Fewer complaints1 Overall 15% Business & merchants 31% Every day banking 28% ATM 45% Credit card 20% Fewer complaints1 Less paper

Banking for the digital age DAVID LINDBERG CHIEF PRODUCT OFFICER AUSTRALIAN FINANCIAL SERVICES

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Jan / Feb-14 366 355 354 56 154 253 FY11 FY12 FY13 The digital revolution shows no signs of slowing 0% 20% 40% 60% Oct-10 Oct-11 Oct-12 Oct-13 Contactless scheme debit transactions as a % of total point of sale transactions Debit contactless transactions 54% 1 Rfi – Australian Digital Banking Program, Dec-13. Survey question: “Which of the following best describes your personal mobile phone?” 2. Jan to Mar14 (MTD) with transactions originated but may not be ended in the digital channel. 3 For last 12 months. AFS digital banking logins (# m) Online Mobile 51% 13% 42% 30% 33% 32% 6% 15% 1% 13% Market Share Australian handset market & Westpac mobile usage1 Apple Samsung HTC Nokia Blackberry 75% 25% Banking Usage Apple Android ~40% Android Other 42 Online Mobile 44% .Total digital sales 11% of total sales YTD .65% of Westpac cards originated via digital Jan to Mar 14 (MTD)2 .St.George card sales originated 2x more in digital than in branch3 Westpac Group in a strong position today

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 What customers want Intuitive design? 43

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Our new platform – roll out starts this month 44

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Our new platform – roll out starts this month Balances in real-time and 3 year searchable history Recommended for you View all accounts in the one place Useful tips Customised banking to suit you 45 Account not active yet Business and consumer accounts in the one place

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Consumer Payments - Easier Travelling - Find ATMs Globally* We are innovating to solve customer problems Business - Get Paid The Westpac Foreign Transaction Fee is payable when you make a withdrawal overseas from your Westpac account. A cash advance fee may apply where a Westpac credit card is used. Full details of the fees can be found in the terms and conditions. Westpac Global Alliance partners (and ATM locations) can be found on westpac.com.au/unstoppableyou. 46

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Core part of our brand 47  Unstoppable you proudly by Westpac Momentum’s beautiful thing. When you have it, feel it build, it’s amazing what you can achieve. Here or overseas, Westpac Everyday Banking is ready with everything to keep things rolling your way.

11.90 11.90 0.0 4.28 3.79 3.79 4.28 AFS key messages BRIAN HARTZER CHIEF EXECUTIVE OFFICER AUSTRALIAN FINANCIAL SERVICES

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 AFS continues to deliver 49 .AFS strategy is delivering strong results and improved returns .Showing good momentum as the division tilts to growth .Delivering in a disciplined and balanced way .Continuing to focus on simplification .Well placed as digitisation becomes a key driver of change in financial services materially changing the experience for customers

11.90 11.90 0.0 4.28 3.79 3.79 4.28 Appendix

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 AFS – Cash Earnings momentum continued 51 Cash Earnings . 12% •Up $480m to $4,478m Core earnings . 10% •Up $652m to $7,192m driven by 7% revenue growth Net interest income . 7% •Deposits up 8% and customer deposit to loan ratio improved to 61.1% (up 305bps) •Lending up3%, with a 4% rise in mortgages Margins . 9bps •Margins up to 2.31% •Lending spreads increased mostly from repricing of mortgages and business loans to better reflect higher cost of funds •Deposit spreads lower due to continued competitive pricing Non- interest income . 9% •Strong wealth performance across both funds management and insurance •Increased business lending fees to more appropriately reflect cost of providing business facilities Expenses . 4% •Higher investment related expenses, project amortisation and regulatory compliance costs •Partially offset by improved productivity across frontline roles, reduced property and discretionary spend Impairment charges . 10% •Business impairment charges down due to improving asset quality, particularly in the St.George portfolio •Consumer impairment charges higher as the rate of improvement in asset quality slowed in FY13 Tax and NCI . 15% •FY12 included a one off benefit relating to leasehold deductions Movement FY13 – FY12 Up 13% 3,998 578 298 83 4,478 (224) (255) FY12 Net II Non-II Expenses Impairment charges Tax & NCI FY13 Up 12% Cash Earnings movement ($m) 3,812 3,998 4,478 FY11 FY12 FY13 51 32 32 17 WRBB SGB BTFG 5% 12% Cash Earnings ($m) and contribution (%) FY11 FY12 FY13 6,372 7,192 6,540 Core earnings ($m) 10%

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Delivering on key metrics 52 1 RBA financial aggregates, Sept 2013. 2H12 1H13 2H13 Change on 1H13 Customer deposit to loan ratio (%) 58.1 59.4 61.1 . 175bps Margins (%) 2.24 2.30 2.33 . 3bps Revenue per FTE ($‘000) 322 333 345 . 4% Expense to income (%) 45.2 45.1 44.0 . 101bps ROTE (%) 24.7 24.9 26.1 . 120bps Movement in key metrics Cash Earnings . 6% •Up $126m to $2,302m Core earnings . 6% •Up $214m to $3,703m underpinned by 4% revenue growth Net interest income . 3% •Deposits up 5% and customer deposit to loan ratio improved to 61.1% (up 175bps) •Lending up 2%, with a 2% rise in mortgages and above system growth1 in business lending, up 1% Margins . 3bps •Margins up to 2.33% •Increased lending spreads from full period impact of repricing and the benefit of lower short term funding costs •Deposit spreads lower due to more competitive pricing, particularly in savings accounts Non- interest income . 7% •Up $125m driven by strong wealth revenues Expenses . 2% •Increased by $53m with, productivity savings partially re- invested, particularly into Bank of Melbourne and wealth platforms •Expense to income ratio down significantly by 101bps to 44.0% Impairment charges . 13% •Up $48m as 1H13 included benefit from the large reduction in SGB business stressed assets Movement 2H13 – 1H13 Up 13% Up 3% 2,122 141 24 33 2,176 142 125 2,302 (66) (78) (53) (48) (40) 2H12 Net II Non-II Expenses Impairment charges Tax & NCI 1H13 Net II Non-II Expenses Impairment charges Tax & NCI 2H13 Up 3% Up 6% Cash Earnings movement ($m)

AFS market update | March 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Definitions and Disclaimer 53 Definitions: Wealth Penetration metrics. Data based on Roy Morgan Research, Respondents aged 14+. Wealth penetration is defined as the number of Australians who have Managed Investments, Superannuation or Insurance with each group and who also have a Deposit or Transaction Account, Mortgage, Personal Lending or Major Card with that group as a proportion of the total number of Australians who have a Deposit or Transaction Account, Mortgage, Personal Lending or Major Card with that group. 12 month average to December 2013. WRBB includes Bank of Melbourne (until July 2011), BT, Challenge Bank, RAMS (until December 2011), Rothschild, and Westpac. St.George includes Advance Bank, Asgard, BankSA, Bank of Melbourne (from August 2011), Dragondirect, Sealcorp, St.George and RAMS (from January 2012). Products per customer metrics. Base: Roy Morgan Research, Products Per Customer, Total Banking & Finance (incl Work Based Super) customers aged 18+, 6 month rolling average, Dec 2013. WRBB refers to Westpac Group (excl STG) and SGB refers to St.George Banking Group. Note that Westpac Group (excl St George Group) includes: Westpac; Bankers Trust; BT; BT Financial Group; RAMS (until Dec 11); Rothschild; Challenge Bank; Bank of Melbourne (to July 11). Note that St George Group includes: Advance (Managed Investment and Superannuation only); Asgard; Bank of Melbourne (from Aug 11); BankSA; RAMS (from Jan 12); Sealcorp; St.George Bank; and Dragondirect. Disclaimer: The material contained in this presentation is intended to be general background information on Westpac Banking Corporation (Westpac) and its Australian Financial Services division. The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information. All amounts are in Australian dollars unless otherwise indicated. Unless otherwise noted, financial information in this presentation is presented on a Cash Earnings basis. Refer to Westpac Full Year 2013 Results (incorporating the requirements of Appendix 4E) for the full year ended 30 September 2013 available at www.westpac.com.au for details of the basis of preparation of Cash Earnings. This presentation contains statements that constitute “forward-looking statements” including within the meaning of Section 21E of the US Securities Exchange Act of 1934. The forward- looking statements include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions, results of operations and financial condition, including, without limitation, indicative drivers, forecasted economic indicators and performance metric outcomes. We use words such as “will”, “may”, “expect”, “indicative”, “intend”, “seek”, “would”, “should”, “could”, “continue”, “plan”, “probability”, “risk”, “forecast”, “likely”, “estimate”, “anticipate”, “believe”, or similar words to identify forward-looking statements. These statements reflect our current views with respect to future events and are subject to change, certain risks, uncertainties and assumptions which are, in many instances, beyond our control and have been made based upon management’s expectations and beliefs concerning future developments and their potential effect upon us. Should one or more of the risks or uncertainties materialise, or should underlying assumptions prove incorrect, actual results may vary materially from the expectations described in this presentation. Factors that may impact on the forward-looking statements made include those described in the section entitled “Risk factors” in Westpac’s Annual Report for the year ended 30 September 2013 available at www.westpac.com.au. When relying on forward-looking statements to make decisions with respect to us, investors and others should carefully consider such factors and other uncertainties and events. We are under no obligation, and do not intend, to update any forward-looking statements contained in this presentation. For further information please contact Westpac Investor Relations. Andrew Bowden +61 2 8253 4008.